UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2024

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on September 20, 2024, Scilex Holding Company (the “Company”) and Oramed Pharmaceuticals Inc. (“Oramed”) entered into a letter agreement, (the “Letter Agreement”), pursuant to which the Company agreed to pay to Oramed $2,000,000 (the “Specified September Payment”) on September 23, 2024, which payment shall be applied as follows: (i) $1,700,000 of such payment shall be applied to the amortization payment due under the Tranche A Note on the March 21, 2025 and (y) $300,000 of such payment to purchase the Purchased Warrants (as defined in the Letter Agreement).

On October 2, 2024, the Company and Oramed entered into a Consent and Side Letter, pursuant to which Oramed agreed to extend the due date of the September 23, 2024 payment to October 7, 2024. Oramed has agreed to further extend such due date to October 8, 2024 to allow additional time to close the Company’s convertible debt financing that was announced earlier today.

The foregoing description of the Consent and Side Letter does not purport to be complete and is qualified in its entirety by reference to the Consent and Side Letter, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Consent and Side Letter, dated October 2, 2024, by and between Scilex Holding Company and Oramed Pharmaceuticals, Inc.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer and President

Date: October 7, 2024